SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                              (AMENDMENT NO. ____)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ] Soliciting Material Pursuant to ss.240.14a-12

                         STRONG SCHAFER VALUE FUND, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


                    (Name of Person(s) Filing Proxy Statement
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title  of  each  class  of   securities  to  which   transaction   applies:

     ------------------------------------------

(2)  Aggregate   number   of   securities   to   which   transaction    applies:

     ---------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate of transaction: ----------------------------

(5)  Total fee paid: -------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:
                                 -----------------------------------------------
(2)      Form, Schedule or Registration Statement No.:
                                                       -------------------------
(3)      Filing Party:
                       ---------------------------------------------------------
(4)      Date Filed:
                     -----------------------------------------------------------
MW514717_1.DOC

                                 [STRONG LOGO]



                               **URGENT REMINDER**


                                                                     May 1, 2001



Dear Stockholder:

     We previously mailed to you proxy materials relating to the Special Meeting of Stockholders of your Strong Schafer Value Fund scheduled for May 14, 2001. YOUR PROXY FOR THIS IMPORTANT MEETING HAS NOT YET BEEN RECEIVED.

     We encourage you to utilize one of the following options today for recording your proxy promptly:

1)   BY INTERNET:  BY GOING TO WWW.STRONG.COM  AND FOLLOWING THE INSTRUCTIONS ON
     THE  SITE.  FOR  YOUR  CONVENIENCE,   HAVE  YOUR  VOTING  INSTRUCTION  FORM
     AVAILABLE.

2) BY TELEPHONE: BY CALLING A REPRESENTATIVE AT 1-888-221-0697. FOR YOUR CONVENIENCE, HAVE YOUR VOTING INSTRUCTION FORM AVAILABLE.

3) BY MAIL: SIGN AND DATE YOUR CARD. MAIL IN THE POSTAGE-PAID RETURN ENVELOPE PROVIDED.


     FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL PROPOSALS AND BELIEVES THE PROPOSALS ARE IN THE BEST INTEREST OF STOCKHOLDERS OF THE FUND.

     If you have any questions regarding the proxy, please call the Fund's proxy solicitor, D.F. King & Co., Inc., toll free at 1-800-290-6424.






================================================================================
YOUR  VOTE IS  IMPORTANT.  PLEASE  ACT TODAY TO AVOID  UNNECESSARY  SOLICITATION
COSTS.
================================================================================


SECURITIES OFFERED THROUGH STRONG INVESTMENTS, INC. RT 13157-0501

                                [STRONG LOGO]



                              **URGENT REMINDER**


                                                                     May 1, 2001


Dear Stockholder:

     We previously mailed to you proxy materials relating to the Special Meeting of Stockholders of your Strong Schafer Value Fund scheduled for May 14, 2001. YOUR PROXY FOR THIS IMPORTANT MEETING HAS NOT YET BEEN RECEIVED.

     We encourage you to utilize one of the following options today for recording your proxy promptly:

1) BY TELEPHONE: CALL THE TOLL FREE NUMBER LISTED ON YOUR VOTING INSTRUCTION FORM. HAVE THE 12-DIGIT CONTROL NUMBER FOUND ON YOUR VOTING INSTRUCTION FORM READY WHEN PROMPTED.

2) BY INTERNET: GO TO WWW.PROXYVOTE.COM, ENTER THE 12-DIGIT CONTROL NUMBER ON YOUR VOTING INSTRUCTION FORM AND FOLLOW THE INSTRUCTIONS ON THE SITE.

3) BY MAIL: SIGN AND DATE YOUR CARD. MAIL IN THE POSTAGE-PAID RETURN ENVELOPE PROVIDED.

     FOR THE REASONS DESCRIBED IN THE PROXY STATEMENT, YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL PROPOSALS AND BELIEVES THE PROPOSALS ARE IN THE BEST INTEREST OF STOCKHOLDERS OF THE FUND.

     If you have any questions regarding the proxy, please call the Fund's proxy solicitor, D.F. King & Co., Inc., toll free at 1-800-290-6424.







================================================================================
YOUR  VOTE IS  IMPORTANT.  PLEASE  ACT TODAY TO AVOID  UNNECESSARY  SOLICITATION
COSTS.
================================================================================

SECURITIES OFFERED THROUGH STRONG INVESTMENTS, INC. RT 13157-0501